Discussion and Reconciliation of Non-GAAP Measures

We believe the following measures are relevant and useful information to investors as they are part of AT&T's internal management reporting and planning processes and are important metrics that management uses to evaluate the operating performance of AT&T and its segments. Management also uses these measures as a method of comparing performance with that of many of our competitors.

Certain amounts have been conformed to the current period's presentation, including our adoption of new accounting standards; ASU No. 2017-07, "Compensation – Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost," ASU No. 2016-15, "Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments," and ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash; and our revised operating segments.

Free Cash Flow

Free cash flow is defined as cash from operations minus Capital expenditures. Free cash flow after dividends is defined as cash from operations minus Capital expenditures and dividends. Free cash flow dividend payout ratio is defined as the percentage of dividends paid to free cash flow. We believe these metrics provide useful information to our investors because management views free cash flow as an important indicator of how much cash is generated by routine business operations, including Capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Free Cash Flow and Free Cash Flow Dividend Payout Ratio
Dollars in millions
	Third Quarter		Nine-Month Period
	2018	2017	2018	2017
Net cash provided by operating activities	$12,346	$10,803	$31,522	$28,473
Less: Capital expenditures	(5,873)	(5,251)	(17,099)	(16,474)
Free Cash Flow	6,473	5,552	14,423	11,999

Less: Dividends paid	(3,631)	(3,009)	(9,775)	(9,030)
Free Cash Flow after Dividends	$2,842	$2,543	$4,648	$2,969
Free Cash Flow Dividend Payout Ratio	56.1%	54.2%	67.8%	75.3%

EBITDA

Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies. For AT&T, EBITDA excludes other income (expense) – net, and equity in net income (loss) of affiliates, as these do not reflect the operating results of our subscriber base or operations that are not under our control. Equity in net income (loss) of affiliates represents the proportionate share of the net income (loss) of affiliates in which we exercise significant influence, but do not control. Because we do not control these entities, management excludes these results when evaluating the performance of our primary operations. EBITDA also excludes interest expense and the provision for income taxes. Excluding these items eliminates the expenses associated with our capital and tax structures. Finally, EBITDA excludes depreciation and amortization in order to eliminate the impact of capital investments. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with U.S. generally accepted accounting principles (GAAP).

EBITDA service margin is calculated as EBITDA divided by service revenues.

When discussing our segment, business unit and supplemental results, EBITDA excludes equity in net income (loss) of affiliates, and depreciation and amortization from operating contribution.

These measures are used by management as a gauge of our success in acquiring, retaining and servicing subscribers because we believe these measures reflect AT&T's ability to generate and grow subscriber revenues while providing a high level of customer service in a cost-effective manner. Management also uses these measures as a method of comparing operating performance with that of many of its competitors. The financial and operating metrics which affect EBITDA include the key revenue and expense drivers for which management is responsible and upon which we evaluate performance.

We believe EBITDA Service Margin (EBITDA as a percentage of service revenues) to be a more relevant measure than EBITDA Margin (EBITDA as a percentage of total revenue) for our Mobility business unit operating margin. We also use wireless service revenues to calculate margin to facilitate comparison, both internally and externally with our wireless competitors, as they calculate their margins using wireless service revenues as well.

There are material limitations to using these non-GAAP financial measures. EBITDA, EBITDA margin and EBITDA service margin, as we have defined them, may not be comparable to similarly titled measures reported by other companies. Furthermore, these performance measures do not take into account certain significant items, including depreciation and amortization, interest expense, tax expense and equity in net income (loss) of affiliates. Management compensates for these limitations by carefully analyzing how its competitors present performance measures that are similar in nature to EBITDA as we present it, and considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net income as calculated in accordance with GAAP. EBITDA, EBITDA margin and EBITDA service margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP.

EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Third Quarter		Nine-Month Period
	2018	2017	2018	2017
Net Income	$4,816	$3,123	$14,823	$10,711
Additions:
Income Tax (Benefit) Expense	1,391	1,851	4,305	5,711
Interest Expense	2,051	1,686	5,845	4,374
Equity in Net (Income) Loss of Affiliates	64	(11)	71	148
Other (Income) Expense - Net	(1,053)	(842)	(5,108)	(2,255)
Depreciation and amortization	8,166	6,042	20,538	18,316
EBITDA	15,435	11,849	40,474	37,005

Total Operating Revenues	45,739	39,668	122,763	118,870
Service Revenues	41,297	36,378	109,849	109,372

EBITDA Margin	33.7%	29.9%	33.0%	31.1%
EBITDA Service Margin	37.4%	32.6%	36.8%	33.8%

Supplemental Historical EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions	Third Quarter

2018
Net Income	$4,366
Additions:
Income Tax (Benefit) Expense	1,245
Interest Expense	2,051
Equity in Net (Income) Loss of Affiliates	64
Other (Income) Expense - Net	(1,053)
Depreciation and amortization	8,166
EBITDA	14,839

Total Operating Revenues	46,607
Service Revenues	42,681

EBITDA Margin	31.8%
EBITDA Service Margin	34.8%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Third Quarter		Nine-Month Period
	2018	2017	2018	2017
Communications Segment
Operating Contribution	$8,182	$8,071	$24,623	$24,821
Additions:
Equity in Net (Income) Loss of Affiliates	1	-	3	-
Depreciation and amortization	4,607	4,576	13,820	13,825
EBITDA	12,790	12,647	38,446	38,646

Total Operating Revenues	36,230	37,115	107,173	111,268

Operating Income Margin	22.6%	21.7%	23.0%	22.3%
EBITDA Margin	35.3%	34.1%	35.9%	34.7%
Mobility
Operating Contribution	$5,603	$5,333	$16,267	$15,929
Additions:
Equity in Net (Income) of Affiliates	1	-	1	-
Depreciation and amortization	2,079	2,008	6,287	5,988
EBITDA	7,683	7,341	22,555	21,917

Total Operating Revenues	17,938	17,370	52,575	51,922
Service Revenues	13,989	14,475	41,074	43,414

Operating Income Margin	31.2%	30.7%	30.9%	30.7%
EBITDA Margin	42.8%	42.3%	42.9%	42.2%
EBITDA Service Margin	54.9%	50.7%	54.9%	50.5%

Entertainment Group
Operating Contribution	$1,104	$1,283	$3,888	$4,470
Additions:
Equity in Net (Income) Loss of Affiliates	(1)	1	1	-
Depreciation and amortization	1,331	1,379	3,986	4,254
EBITDA	2,434	2,663	7,875	8,724

Total Operating Revenues	11,589	12,467	34,498	37,435

Operating Income Margin	9.5%	10.3%	11.3%	11.9%
EBITDA Margin	21.0%	21.4%	22.8%	23.3%
Business Wireline
Operating Contribution	$1,475	$1,455	$4,468	$4,422
Additions:
Equity in Net (Income) Loss of Affiliates	1	(1)	1	-
Depreciation and amortization	1,197	1,189	3,547	3,583
EBITDA	2,673	2,643	8,016	8,005

Total Operating Revenues	6,703	7,278	20,100	21,911

Operating Income Margin	22.0%	20.0%	22.2%	20.2%
EBITDA Margin	39.9%	36.3%	39.9%	36.5%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Third Quarter		Nine-Month Period
	2018	2017	2018	2017
WarnerMedia Segment
Operating Contribution	$2,528	$2	$2,992	$21
Additions:
Equity in Net (Income) of Affiliates	39	6	55	23
Depreciation and amortization	134	1	166	3
EBITDA	2,701	9	3,213	47

Total Operating Revenues	8,204	107	9,709	323
Operating Income Margin	31.3%	7.5%	31.4%	13.6%
EBITDA Margin	32.9%	8.4%	33.1%	14.6%

Turner
Operating Contribution	$1,449	$22	$1,802	$79
Additions:
Equity in Net (Income) of Affiliates	(7)	(13)	(39)	(32)
Depreciation and amortization	59	1	71	3
EBITDA	1,501	10	1,834	50

Total Operating Revenues	2,988	107	3,767	323
Operating Income Margin	48.3%	8.4%	46.8%	14.6%
EBITDA Margin	50.2%	9.3%	48.7%	15.5%

Home Box Office
Operating Contribution	$630	$-	$734	$-
Additions:
Equity in Net (Income) Loss of Affiliates	(2)	-	(1)	-
Depreciation and amortization	25	-	30	-
EBITDA	653	-	763	-

Total Operating Revenues	1,644	-	1,925	-

Operating Income Margin	38.2%	-	38.1%	-
EBITDA Margin	39.7%	-	39.6%	-
Warner Bros.
Operating Contribution	$553	$-	$642	$-
Additions:
Equity in Net (Income) Loss of Affiliates	23	-	24	-
Depreciation and amortization	40	-	54	-
EBITDA	616	-	720	-

Total Operating Revenues	3,720	-	4,227	-

Operating Income Margin	15.5%	-	15.8%	-
EBITDA Margin	16.6%	-	17.0%	-

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Third Quarter		Nine-Month Period
	2018	2017	2018	2017
Latin America Segment
Operating Contribution	$(201)	$(125)	$(462)	$(257)
Additions:
Equity in Net (Income) of Affiliates	(9)	(17)	(24)	(62)
Depreciation and amortization	297	304	942	905
EBITDA	87	162	456	586

Total Operating Revenues	1,833	2,099	5,809	6,054

Operating Income Margin	-11.5%	-6.8%	-8.4%	-5.3%
EBITDA Margin	4.7%	7.7%	7.8%	9.7%

Vrio
Operating Contribution	$66	$99	$281	$362
Additions:
Equity in Net (Income) of Affiliates	(9)	(17)	(24)	(62)
Depreciation and amortization	168	206	559	642
EBITDA	225	288	816	942

Total Operating Revenues	1,102	1,363	3,710	4,065

Operating Income Margin	5.2%	6.0%	6.9%	7.4%
EBITDA Margin	20.4%	21.1%	22.0%	23.2%

Mexico
Operating Contribution	$(267)	$(224)	$(743)	$(619)
Additions:
Depreciation and amortization	129	98	383	263
EBITDA	(138)	(126)	(360)	(356)

Total Operating Revenues	731	736	2,099	1,989

Operating Income Margin	-36.5%	-30.4%	-35.4%	-31.1%
EBITDA Margin	-18.9%	-17.1%	-17.2%	-17.9%

Segment EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Third Quarter		Nine-Month Period
	2018	2017	2018	2017
Xandr
Operating Contribution	$333	$294	$952	$873
Additions:
Depreciation and amortization	3	-	4	1
EBITDA	336	294	956	874

Total Operating Revenues	445	333	1,174	992

Operating Income Margin	74.8%	88.3%	81.1%	88.0%
EBITDA Margin	75.5%	88.3%	81.4%	88.1%

Adjusting Items

Adjusting items include revenues and costs we consider nonoperational in nature, such as items arising from asset acquisitions or dispositions. We also adjust for net actuarial gains or losses associated with our pension and postemployment benefit plans due to the often significant impact on our fourth-quarter results, unless earlier remeasurement is required (we immediately recognize this gain or loss in the income statement, pursuant to our accounting policy for the recognition of actuarial gains and losses.) Consequently, our adjusted results reflect an expected return on plan assets rather than the actual return on plan assets, as included in the GAAP measure of income.

The tax impact of adjusting items is calculated using the effective tax rate during the quarter except for adjustments that, given their magnitude, can drive a change in the effective tax rate, reflect the actual tax expense or combined marginal rate of approximately 38% for transactions prior to tax reform and 25% for transactions after tax reform.

Adjusting Items
Dollars in millions
	Third Quarter		Nine-Month Period
	2018	2017	2018	2017
Operating Revenues
Natural disaster reveneue credits	$-	$89	$-	$89
Adjustments to Operating Revenues	-	89	-	89
Operating Expenses
Time Warner and other merger costs	361	33	749	152
Employee separation costs	76	208	260	268
Natural disaster costs	-	118	104	118
DIRECTV merger integration costs	-	67	-	317
Mexico merger integration costs	-	34	-	153
(Gain) loss on transfer of wireless spectrum	-	-	-	(181)
Foreign currency exchange	-	-	43	98
Adjustments to Operations and Support Expenses	437	460	1,156	925
Amortization of intangible assets	2,329	1,136	4,669	3,508
Adjustments to Operating Expenses	2,766	1,596	5,825	4,433
Other
Merger-related interest and fees[1]	-	485	1,029	752
Actuarial (gain) loss	-	-	(2,726)	(259)
(Gain) loss on sale of assets, impairments and other adjustments	(327)	(81)	(279)	140
Adjustments to Income Before Income Taxes	2,439	2,089	3,849	5,155
Tax impact of adjustments	548	716	765	1,717
Tax Related Items	-	(146)	(96)	(146)
Adjustments to Net Income	$1,891	$1,519	$3,180	$3,584
[1] Includes interest expense incurred on debt issued, redemption premiums and interest income earned on cash held prior to the close of merger transactions.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS are non-GAAP financial measures calculated by excluding from operating revenues, operating expenses and income tax expense certain significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. AT&T's calculation of Adjusted items, as presented, may differ from similarly titled measures reported by other companies.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EBITDA Service Margin
Dollars in millions
	Third Quarter		Nine-Month Period
	2018	2017	2018	2017
Operating Income	$7,269	$5,807	$19,936	$18,689
Adjustments to Operating Revenues	-	89	-	89
Adjustments to Operating Expenses	2,766	1,596	5,825	4,433
Adjusted Operating Income	10,035	7,492	25,761	23,211

EBITDA	15,435	11,849	40,474	37,005
Adjustments to Operating Revenues	-	89	-	89
Adjustments to Operations and Support Expenses	437	460	1,156	925
Adjusted EBITDA	15,872	12,398	41,630	38,019

Pro forma as of June 30, 2018
WarnerMedia Operating Income	-		3,047
Additions:
Depreciation and amortization	-		339
Merger costs	-		694
WarnerMedia Adjusted EBITDA	-		4,080
WarnerMedia segment income (post acquisition)	-		(451)
WarnerMedia segment depreciation and amortization (post acquisition)	-		(30)
WarnerMedia merger costs (post acquisition)	-		(159)
Film and television cost amortization (release prior to June 14)	-		1,103
Pro Forma Adjusted EBITDA[1]	15,872		46,173

Total Operating Revenues	45,739	39,668	122,763	118,870
Adjustments to Operating Revenues	-	89	-	89
Total Adusted Operating Revenue	45,739	39,757	122,763	118,959
Service Revenues	41,297	36,378	109,849	109,372
Adjustments to Service Revenues	-	89	-	89
Adusted Service Revenue	41,297	36,467	109,849	109,461

Operating Income Margin	15.9%	14.6%	16.2%	15.7%
Adjusted Operating Income Margin	21.9%	18.8%	21.0%	19.5%
Adjusted EBITDA Margin	34.7%	31.2%	33.9%	32.0%
Adjusted EBITDA Service Margin	38.4%	34.0%	37.9%	34.7%

Supplemental Results under Historical Accouning Method
Operating Income	6,673
Adjustments to Operating Expenses	2,766
Adjusted Supplemental Operating Income	9,439

EBITDA	14,839
Adjustments to Operations and Support Expenses	437
Adjusted Supplemental EBITDA	15,276

Supplemental Operating Revenues	46,607

Adjusted Supplemental Operating Income Margin	20.3%
Adjusted Supplemental EBITDA margin	32.8%

[1] Pro Forma Adjusted EBITDA reflects the combined results of operations of the combined company based on the historical financial statements of AT&T and Time Warner, after giving effect to the merger and certain adjustments, and is intended to reflect the impact of the Time Warner acquisition on AT&T. WarnerMedia operating income, depreciation and amortization expense and merger costs are provided on Item 7.01 Form 8-K filed by AT&T on July 24, 2018. Pro Forma adjustments are to (1) remove the duplication of operating results for the 16-period in which AT&T also reported Time Warner results and (2) to recognize the purchase accounting classification of released content as intangible assets and accordingly reclassify associated content amortization from operating expense to amortization expense. Intercompany revenue and expense eliminations net and do not impact EBITDA.

Adjusted Diluted EPS

	Third Quarter		Nine-Month Period
	2018	2017	2018	2017
Diluted Earnings Per Share (EPS)	$0.65	$0.49	$2.19	$1.69
Amortization of intangible assets	0.25	0.12	0.55	0.38
Merger integration items[1]	0.04	0.06	0.22	0.14
(Gain) loss on sale of assets, impairments and other adjustments[2]	(0.04)	0.05	0.02	0.06
Actuarial (gain) loss[3]	-	-	(0.31)	(0.03)
Tax-related items	-	0.02	-	0.02
Adjusted EPS	$0.90	$0.74	$2.67	$2.26
Year-over-year growth - Adjusted	21.6%		18.1%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,320	6,182	6,630	6,184
[1]Includes combined merger integration items and merger-related interest income and expense, and redemption premiums.
[2]Includes gains on transactions, natural disaster adjustments and charges, and employee-related and other costs.

[3]Includes adjustments for actuarial gains or losses associated with our postemployment benefit plans, which we immediately recognize in the income statement, pursuant to our accounting policy for the recognition of actuarial gains/losses. We recorded an actuarial gain of $930 million in the first quarter of 2018 associated with our postretirement plan and a gain of $1,796 million in the second quarter associated with our pension plan.  As a result, adjusted EPS reflects (1) in the first quarter and for the first nine months, an expected return on plan assets of $77 million (based on an average expected return on plan assets of 5.75% for our VEBA trusts), rather than the actual return on plan assets of $31 million loss (VEBA return of -3.08%) and (2) in the second quarter and for the first nine months, an expected return on plan assets of $754 million (based on an average expected return on plan assets of 7.00% for our Pension trusts), rather than the actual return on plan assets of $186 million loss (Pension return of -0.56%), both of which are included in the GAAP measure of income.

Pro Forma Net Debt to Adjusted EBITDA

Net Debt to EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies and management believes these measures provide relevant and useful information to investors and other users of our financial data. Our Net Debt to Pro Forma Adjusted EBITDA ratio is calculated by dividing the Net Debt by Annualized Pro Forma Adjusted EBITDA. Net Debt is calculated by subtracting cash and cash equivalents and certificates of deposit and time deposits that are greater than 90 days, from the sum of debt maturing within one year and long-term debt. Annualized Pro Forma Adjusted EBITDA is calculated by annualizing the year-to-date Pro Forma Adjusted EBITDA.

Net Debt to Pro Forma Adjusted EBITDA
Dollars in millions
	Three Months Ended
	Mar. 31,	Jun. 30,	Sep. 30,	YTD 2018
	2018	2018	2018
Pro Forma Adjusted EBITDA[1]	$15,182	$15,119	$15,872	$46,173
Add back severance	(51)	(133)	(76)	(260)
Net Debt Pro Forma Adjusted EBITDA	15,131	14,986	15,796	45,913
Annualized Pro Forma Adjusted EBITDA				61,217
End-of-period current debt				14,905
End-of-period long-term debt				168,513
Total End-of-Period Debt				183,418
Less: Cash and Cash Equivalents				8,657
Net Debt Balance				174,761
Annualized Net Debt to Pro Forma Adjusted EBITDA Ratio				2.85

[1]Includes the purchase accounting reclassification of released content amortization of $612 million pro forma in the first quarter, $491 million pro forma and $98 million reported by AT&T in the second quarter and $772 million reported by AT&T in the third quarter of 2018.

Supplemental Operational Measures

We provide a supplemental discussion of our business solutions operations that is calculated by combining our Mobility and Business Wireline operating units, and then adjusting to remove non-business operations. The following table presents a reconciliation of our supplemental Business Solutions results.

Supplemental Operational Measure
	Three Months Ended
	September 30, 2018				September 30, 2017
	Mobility	Business Wireline	Adjustments[1]	Business Solutions	Mobility	Business Wireline	Adjustments[1]	Business Solutions
Operating Revenues
Wireless service	$13,989	$-	$(12,112)	$1,877	$14,475	$-	$(12,452)	$2,023
Strategic services	-	3,059	-	3,059	-	3,018	-	3,018
Legacy voice and data services	-	2,615	-	2,615	-	3,343	-	3,343
Other services and equipment	-	1,029	-	1,029	-	917	-	917
Wireless equipment	3,949	-	(3,359)	590	2,895	-	(2,555)	340
Total Operating Revenues	17,938	6,703	(15,471)	9,170	17,370	7,278	(15,007)	9,641
Operations and support	10,255	4,030	(8,687)	5,598	10,029	4,635	(8,568)	6,096
EBITDA	7,683	2,673	(6,784)	3,572	7,341	2,643	(6,439)	3,545
Depreciation and amortization	2,079	1,197	(1,777)	1,499	2,008	1,189	(1,731)	1,466
Total Operating Expenses	12,334	5,227	(10,464)	7,097	12,037	5,824	(10,299)	7,562
Operating Income	$5,604	$1,476	$(5,007)	$2,073	$5,333	$1,454	$(4,708)	$2,079
Equity in net Income of Affiliates	(1)	(1)	1	(1)	-	1	(1)	-
Contribution	5,603	1,475	(5,006)	2,072	5,333	1,455	(4,709)	2,079
[1] Non-business wireless reported in the Communication segment under the Mobility business unit.

Supplemental Operational Measure
	Nine Months Ended
	September 30, 2018				September 30, 2017
	Mobility	Business Wireline	Adjustments[1]	Business Solutions	Mobility	Business Wireline	Adjustments[1]	Business Solutions
Operating Revenues
Wireless service	$41,074	$-	$(35,577)	$5,497	$43,414	$-	$(37,384)	$6,030
Strategic services	-	9,168	-	9,168	-	8,880	-	8,880
Legacy voice and data services	-	8,176	-	8,176	-	10,314	-	10,314
Other services and equipment	-	2,756	-	2,756	-	2,717	-	2,717
Wireless equipment	11,501	-	(9,749)	1,752	8,508	-	(7,520)	988
Total Operating Revenues	52,575	20,100	(45,326)	27,349	51,922	21,911	(44,904)	28,929

Operating Expenses
Operations and support	30,020	12,084	(25,296)	16,808	30,005	13,906	(25,764)	18,147
EBITDA	22,555	8,016	(20,030)	10,541	21,917	8,005	(19,140)	10,782
Depreciation and amortization	6,287	3,547	(5,390)	4,444	5,988	3,583	(5,162)	4,409
Total Operating Expenses	36,307	15,631	(30,686)	21,252	35,993	17,489	(30,926)	22,556
Operating Income	$16,268	$4,469	$(14,640)	$6,097	$15,929	$4,422	$(13,978)	$6,373
Equity in net Income of Affiliates	(1)	(1)	1	(1)	-	-	-	-
Contribution	16,267	4,468	(14,639)	6,096	15,929	4,422	(13,978)	6,373
[1] Non-business wireless reported in the Communication segment under the Mobility business unit.